Filed by ChemoCentryx, Inc. pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: ChemoCentryx, Inc.

Commission File No. of Subject Company: 001-35420

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to §240.14a-12

ChemoCentryx, Inc.

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[The following “frequently asked questions” document was shared with employees of ChemoCentryx, Inc. on August 5, 2022.]

ChemoCentryx Community,

We have already heard from many in the team that they are excited about our future with Amgen. We know you have many questions, and we have attached an initial Frequently Asked Questions document to provide some additional information. We understand that this will answer many, but not all, of your questions. This is among the first of many communications over the coming months, and more information will be provided as soon as it is available.

Thank you for all of the work that you continue to do to support our patients.

ChemoCentryx Employee FAQs

August 5, 2022

Thank you for your patience and understanding throughout this process. We appreciate and understand your desire for more information. While we are not able to answer every question at this time, we will attempt to answer as many as we can, and we are committed to transparency and communication during the process. For now, it is very important that we all remain focused on running our business and serving our patients and their families.

Equity Compensation

1.	What will happen to my stock options at the closing?

•

Each stock option that is outstanding (i.e., options that have not been exercised or forfeited) on the closing date of the transaction, whether vested or unvested, with an exercise price that is less than $52.00 per share, will be converted into the right to receive:

•	A cash payment determined by multiplying: (1) $52.00 minus the applicable exercise price per share of such option, and (2) the number of shares of common stock underlying such stock option.

•

For example, if you currently have an option to purchase 100 shares at an exercise price of $20.00 per share, you will receive a cash payment at closing of $3,200.00 (($52.00-$20.00) times 100), less applicable withholding taxes.

•	Any stock option that has a per share exercise price that is equal to or greater than $52.00 will be cancelled upon the closing of the transaction.

•

You may also exercise your stock options as outlined below. However, no option exercises will be permitted for some period commencing shortly before the closing of the transaction, and this option exercise blackout period will be communicated as we near the closing date.

•

If your employment terminates prior to the closing for any reason, your unvested equity awards will terminate just like any standard termination prior to the announcement of this merger agreement. Any vested stock options will remain exercisable for the post- termination exercise period specified in your option agreement. If the transaction closes during this post-termination exercise period, your outstanding vested options will be converted into the cash consideration at the closing in the same manner as the other outstanding stock options.

•

Please note that there could be tax implications. We recommend you contact your tax advisor for counsel. Tax considerations depend on many factors and are individualized for each employee; the company is not able to provide tax advice to employees.

2.	What happens to my existing restricted stock unit award(s)?

•

Some employees have restricted stock unit awards (“RSUs”) that remain outstanding. Upon the closing of the transaction, the RSUs will be converted into the right to receive a cash payment determined by multiplying: (1) $52.00, and (2) the number of shares of common stock underlying such RSU award, less applicable withholding taxes.

ChemoCentryx Employee FAQs

August 5, 2022

•

Please note that there could be tax implications. We recommend you contact your tax advisor for counsel. Tax considerations depend on many factors and are individualized for each employee; the company is not able to provide tax advice to employees.

3.	What is the exercise price of the stock options I currently hold?

•	You can view the exercise price of any stock options you hold by logging into your E*TRADE account. You should be able to see all your grants once you have logged in, including your exercise prices.

4.	What happens to currently underwater stock options at or prior to closing?

•

Stock options with an exercise price of $52.00 or more will be cancelled at the closing, without payment, as the exercise price per share exceeds the merger consideration payable by Amgen for ChemoCentryx common stock.

5.	What happens if I exercise my currently vested stock options before the closing?

•

You may exercise your vested stock options in accordance with our normal procedures for exercising options and our insider trading policy. We are not able to alter those procedures or policies. If you are planning to sell your shares, including doing a same-day sale, you may do so only in an open trading window so long as you are not in possession of any material non-public information and follow our procedures for selling. Please check E*Trade to determine whether you are in an open trading window.

•

However, no option exercises will be permitted for some period commencing shortly before the closing of the transaction, and this option exercise blackout period will be communicated as we near the closing date.

6.	What happens to any other ChemoCentryx shares that I own?

•

At the closing of the transaction, all the shares you own outright at that time will be cancelled, and you will receive the merger consideration of $52.00 per share shortly after the transaction closes.

•

The exchange of ChemoCentryx shares for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. We recommend you consult your tax advisor. Tax considerations depend on many factors and neither ChemoCentryx nor Amgen is able to provide tax advice.

7.	How will amounts in respect of equity awards be paid? What will the tax implications of this acquisition be for me in respect of my ChemoCentryx equity awards?

•

Amounts payable in respect of stock options and/or RSUs that will receive the merger consideration will be paid, net of applicable withholding taxes and without interest, through ChemoCentryx’s or Amgen’s payroll and will be reported on your Form W-2 for the year during which closing occurs.

ChemoCentryx Employee FAQs

August 5, 2022

•

The exchange of ChemoCentryx equity awards for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. We recommend you consult your tax advisor. Tax considerations depend on many factors and neither ChemoCentryx nor Amgen is able to provide tax advice.

Employee Stock Purchase Program (ESPP)

8.	Can we enroll in the ESPP or increase our ESPP contribution percentage now?

•

No, if you are not already a participant in the ESPP, you may not enroll at this time. Current ESPP participants may not increase their contribution percentage to the ESPP from what was in effect as of August 3, 2022.

9.	What will happen to the current ESPP offering period?

•

The current offering period will run through the earlier of November 2022 or shortly before the closing of the transaction. On this final purchase date, each ESPP participant’s accumulated contributions will be used to purchase whole shares of ChemoCentryx stock in accordance with the terms of the plan.

•	If the closing occurs after the current offering period ends as scheduled at the end of November 2022, no new offering period under the ESPP will commence prior to closing.

•

All shares purchased under the ESPP (including those purchased in this final offering period) will then be automatically cancelled as of the closing in exchange for the right to receive $52.00 per share. ChemoCentryx will return to you any funds that remain in your account under the ESPP after the purchase.

•

The exchange of ChemoCentryx shares for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. We recommend you consult your tax advisor. Tax considerations depend on many factors and neither ChemoCentryx nor Amgen is able to provide tax advice.

* * *

Please note that the above is a summary of responses to specific questions and, as always, ChemoCentryx, Amgen and each of their respective affiliates reserve the right to amend or terminate any compensation or benefit plans in accordance with their terms and applicable law, and any summary of any such plan or the merger agreement is qualified in its entirety by the terms of the underlying document. In the event of any conflict between this communication and the underlying document, the underlying document will govern. In addition, your employment is, and continues to be, at will.

Additional Information

This communication may be deemed solicitation material in respect of the proposed acquisition of ChemoCentryx by Amgen. ChemoCentryx expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents with respect to a special meeting of the stockholders of ChemoCentryx to approve the proposed merger. INVESTORS OF CHEMOCENTRYX ARE

ChemoCentryx Employee FAQs

August 5, 2022

URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHEMOCENTRYX, AMGEN AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by ChemoCentryx with the SEC at the SEC’s website at www.sec.gov, at ChemoCentryx’s website at https://chemocentryx.com or by sending a written request to ChemoCentryx at 835 Industrial Road, Suite 600, San Carlos, CA 94070, Attention: Legal.

Participants in the Solicitation

ChemoCentryx and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ChemoCentryx’s stockholders in connection with the proposed merger will be set forth in ChemoCentryx’s definitive proxy statement for its special stockholders meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

This communication contains forward-looking statements. These forward-looking statements generally include statements that are predictive in nature and depend on or refer to future events or conditions, and include words such as “expect,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate,” “should,” “may,” “assume” and “continue” as well as variations of such words and similar expressions. By their nature, forward-looking statements involve risks and uncertainty because they relate to events and depend on circumstances that will occur in the future, and there are many factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, among other things, statements about the potential benefits of the proposed acquisition of ChemoCentryx by Amgen (the “proposed transaction”); the prospective performance and outlook of ChemoCentryx’s business, performance and opportunities; any potential strategic benefits, synergies or opportunities expected as a result of the proposed transaction; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing.

These statements are not guarantees of future performance and they involve certain risks, uncertainties and assumptions that are difficult to predict. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by our forward-looking statements. There can be no guarantee that the proposed transaction will be completed, or that it will be completed as currently proposed, or at any particular time. Neither can there be any guarantee that Amgen or ChemoCentryx will achieve any particular future financial results, or that Amgen will be able to realize any of the potential strategic benefits, synergies or opportunities as a result of the proposed acquisition.

ChemoCentryx Employee FAQs

August 5, 2022

In particular, our expectations could be affected by, among other things: the risk that the proposed transaction may not be completed in a timely manner or at all; the possibility that competing offers or acquisition proposals for ChemoCentryx will be made; the possibility that required regulatory, stockholder or other approvals or other conditions to the consummation of proposed transaction may not be satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Amgen or ChemoCentryx or the expected benefits of the proposed transaction); regulatory actions or delays or government regulation generally, including potential regulatory actions or delays relating to the completion of the potential transaction; the occurrence of any event, change or other circumstance that could give rise to the right of Amgen or ChemoCentryx to terminate the definitive merger agreement governing the terms and conditions of the proposed transaction; effects of the announcement, pendency or consummation of the proposed transaction on ChemoCentryx’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; risks related to the diversion of management’s attention from ongoing business operations and opportunities; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; the potential that the strategic benefits, synergies or opportunities expected from the proposed transaction may not be realized or may take longer to realize than expected; the successful integration of ChemoCentryx into Amgen subsequent to the closing of the proposed transaction and the timing, difficulty and cost of such integration; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and other risks and factors referred to from time to time in Amgen’s and ChemoCentryx’s filings with the Securities and Exchange Commission, including Amgen’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q and ChemoCentryx’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q, including those related to the uncertainties inherent in the research and development of new and existing healthcare products, including clinical and regulatory developments and additional analysis of existing clinical data; our ability to obtain or maintain proprietary intellectual property protection; safety, quality or manufacturing issues or delays; changes in expected or existing competition; and domestic and global trends toward health care cost containment, including government, payor and general public pricing and reimbursement pressures. The effects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with many of these factors. ChemoCentryx is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of ChemoCentryx by Amgen. ChemoCentryx expects to file with the SEC a proxy statement and other relevant documents with respect to a special meeting of the stockholders of ChemoCentryx to approve the proposed Merger. Investors of ChemoCentryx are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about ChemoCentryx, Amgen and the proposed Merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by ChemoCentryx with the SEC at the SEC’s website at www.sec.gov, at ChemoCentryx’s website at https://chemocentryx.com or by sending a written request to ChemoCentryx at 835 Industrial Road, Suite 600, San Carlos, CA 94070, Attention: Legal.

Participants in the Solicitation

ChemoCentryx and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ChemoCentryx’s stockholders in connection with the proposed Merger will be set forth in ChemoCentryx’s definitive proxy statement for its special stockholders meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed Merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed Merger.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements. These forward-looking statements generally include statements that are predictive in nature and depend on or refer to future events or conditions, and include words such as “expect,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate,” “should,” “may,” “assume” and “continue” as well as variations of such words and similar expressions. By their nature, forward-looking statements involve risks and uncertainty because they relate to events and depend on circumstances that will occur in the future, and there are many factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, among other things, statements about the potential benefits of the proposed acquisition of ChemoCentryx by Amgen (the “proposed transaction”); the prospective performance and outlook of ChemoCentryx’s business, performance and opportunities; any potential strategic benefits, synergies or opportunities expected as a result of the proposed transaction; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing.

These statements are not guarantees of future performance and they involve certain risks, uncertainties and assumptions that are difficult to predict. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by our forward-looking statements. There can be no guarantee that the proposed transaction will be completed, or that it will be completed as currently proposed, or at any particular time. Neither can there be any guarantee that Amgen or ChemoCentryx will achieve any particular future financial results, or that Amgen will be able to realize any of the potential strategic benefits, synergies or opportunities as a result of the proposed acquisition. In particular, our expectations could be affected by, among other things: the risk that the proposed transaction may not be completed in a timely manner or at all; the possibility that competing offers or acquisition proposals for ChemoCentryx will be made; the possibility that required regulatory, stockholder or other approvals or other conditions to the consummation of proposed transaction may not be satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Amgen or ChemoCentryx or the expected benefits of the proposed transaction); regulatory actions or delays or government regulation generally, including potential regulatory actions or delays relating to the completion of the potential transaction; the occurrence of any event, change or other circumstance that could give rise to the right of Amgen or ChemoCentryx to terminate the definitive merger agreement governing the terms and conditions of the proposed transaction; effects of the announcement, pendency or consummation of the proposed transaction on ChemoCentryx’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; risks related to the diversion of management’s attention from ongoing business operations and opportunities; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; the potential that the strategic benefits, synergies or opportunities expected from the proposed transaction may not be realized or may take longer to realize than expected; the successful integration of ChemoCentryx into Amgen subsequent to the closing of the proposed transaction and the timing, difficulty and cost of such integration; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and other risks and factors referred to from time to time in Amgen’s and ChemoCentryx’s filings with the Securities and Exchange Commission, including Amgen’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q and ChemoCentryx’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q, including those related to the uncertainties inherent in the research and development of new and existing healthcare products, including clinical and regulatory developments and additional analysis of existing clinical data; our ability to obtain or maintain proprietary intellectual property protection; safety, quality or manufacturing issues or delays; changes in expected or existing competition; and domestic and global trends toward health care cost containment, including government, payor and general public pricing and reimbursement pressures. The effects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with many of these factors. ChemoCentryx is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.